UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2009 (August 8, 2009)

INTERMOST CORPORATION

(Exact name of Registrant as specified in its charter)

Wyoming	0-3430	87-0418721
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 5204, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-755-8221-0238

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 8, 2009, the Board of Directors of the Company approved to a change of attorney. The Corporate Law Group of Waterfront Plaza Suite 120, 500 Airport Boulevard, Burlingame, California 94010 previously engaged as the Company’s attorney was dismissed and the Company has appointed David J. Levenson of Law Offices of David J. Levenson, 7947 Turncrest Drive Potomac, Maryland 20854 as Company attorney in US law and Yuen & Partners, Solicitors of 10th  Floor, Chiyu Bank Building, 78 Des Voeux Road Central, Hong Kong as Company attorney in Hong Kong law, both effective on August 8, 2009.

EXHIBITS

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2009	INTERMOST CORPORATION

By:
Rocky Wulianghai, President and Chief Executive Officer